UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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ACETO CORPORATION

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ACETO CORPORATION
4 Tri Harbor Court
Port Washington, NY 11050
Tel. (516) 627-6000

November 19, 2013

Dear Fellow Shareholder:

The 2013 annual meeting of shareholders will take place on December 5, 2013. At the meeting we are asking shareholders to vote on and approve proposals to elect directors, approve executive compensation, approve a proposal to amend and restate the Company’s certificate of incorporation and ratify auditors.

The purpose of this letter is to alert you that in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 18, 2013, the Company included a proposal to amend and restate the Company’s certificate of incorporation. The Company’s Board of Directors determined to include and recommend this proposal in order to streamline and modernize the Company’s certificate of incorporation as well as to provide the Board with the ability to function more effectively with Board operational matters that occur from time to time, all as part of its continuing review of best practices in corporate governance. Among the proposed changes to the certificate of incorporation, the Board determined to revise the provisions governing the determination of the size of the Company’s Board, which are contained in Article Sixth.

As you may be aware, Institutional Shareholder Services (ISS) has raised concerns with respect to the proposed Article Sixth.  Under this article, the number of directors on the Board is to be fixed as provided in the Company’s Bylaws, but in no event shall the number be less than three directors.  ISS viewed this as an open-ended formula.  That was not our intent and we are therefore in this amendment fixing the Board to a maximum size of nine from the current seven.

The revised certificate of incorporation, which is referred to as the “Revised Proposed Certificate”, now provides that the number of directors of the Board shall be no less than three and no more than nine, and that the size of the Board shall be fixed by the Board in accordance with the Bylaws of the Company (within those size parameters). The Board has further adopted resolutions declaring the advisability of the revised proposed certificate of incorporation and recommending its approval by the Company’s shareholders. We are filing this letter and the revised certificate today with the SEC.

If you have not already voted for your shares, please do so now. If you had previously voted, you can change your vote by following the voting instructions for telephone or internet.

Thank you for your interest in Aceto.  I look forward to seeing you at the annual meeting and thank you for your continued support.

Sincerely, /s/ Salvatore Guccione
Salvatore Guccione
President and Chief Executive Officer

This proxy statement supplement or supplement, dated November 19, 2013, supplements the definitive proxy statement filed by the Company with the SEC on October 18, 2013 and made available to the Company’s shareholders in connection with the solicitation of proxies by the Company’s Board of Directors for the 2013 Annual Meeting of Shareholders and any adjournment or postponement thereof.

This supplement is being filed with the SEC and is being made available to shareholders on November 19, 2013.  Only shareholders of record as of the close of business on October 8, 2013 are entitled to receive notice of and to vote at the 2013 Annual Meeting of Shareholders.

Except as described in this supplement, the information provided in the proxy statement continues to apply.  To the extent that information in this supplement differs from or updates information contained in the proxy statement, the information in this supplement is more current.  The proxy statement contains important additional information.  This supplement should be read in conjunction with the proxy statement.
Supplemental Disclosure Concerning Proposal 3

The purpose of this supplement is to provide information about the terms of the Revised Proposed Certificate, which shareholders are being asked to approve as Proposal 3 described in the proxy statement.  All references in the proxy statement to the “Proposed Certificate” shall be replaced with “Revised Proposed Certificate.”  The section of the proxy statement entitled “Size of the Board” shall be replaced in its entirety with the section below.

Size of the Board
The Current Certificate provides that the number of directors of the Board may not be less than three nor more than seven.  Article Sixth of the Revised Proposed Certificate provides that the number of directors of the Board shall be no less than three and no more than nine and that the size of the Board shall be fixed by the Board in accordance with the Bylaws of the Company (within those parameters).  The Company’s Bylaws currently state that the Board may fix the size of the Board in a manner consistent with the Company’s certificate of incorporation.  The Board has determined that it would be advisable to broaden its ability to fix the size of the Board in the manner currently contemplated by the Bylaws and in accordance with the NYBCL.

The complete text of the Revised Proposed Certificate has been filed with the SEC as Appendix A to this proxy statement supplement.  By way of further disclosure, the Revised Proposed Certificate also retains the Board’s existing non-exclusive power to amend the Bylaws subject to any Bylaws made by the shareholders.

The Revised Proposed Certificate will be presented for shareholder approval at the annual meeting.  All votes cast with respect to Proposal 3 will constitute a vote on the Revised Proposed Certificate.

Q:	Can I change my vote?
A:
You may change your vote at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by revoking your proxy or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically revoke your proxy or vote at the annual meeting. For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a “legal proxy” from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person. You may also revoke your proxy by sending a written notice of revocation to Mr. Steven Rogers, General Counsel and Secretary, Aceto Corporation, 4 Tri Harbor Court, Port Washington, New York 11050.

YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE.  FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS OR PROXY CARD YOU RECEIVED IN THE MAIL WITH THIS PROXY STATEMENT SUPPLEMENT.  ANY SHAREHOLDER MAY REVOKE A SUBMITTED PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.  THOSE VOTING BY INTERNET MAY ALSO REVOKE THEIR PROXY BY VOTING IN PERSON AT THE MEETING OR BY VOTING AND SUBMITTING THEIR PROXY AT A LATER TIME BY INTERNET.

Appendix A

RESTATED CERTIFICATE OF INCORPORATION

-OF-

ACETO CORPORATION

(Under Section 803 and 807 of the Business Corporation Law)

Pursuant to the provisions of Section 803 and 807 of the Business Corporation Law of the State of New York, I, the undersigned officer of ACETO CORPORATION, a New York corporation (the “Corporation”), do hereby certify:

1.     The name of the Corporation is Aceto Corporation. The name under which the Corporation was formed is Aceto Chemical Co. Inc.

2.     The Certificate of Incorporation was filed by the Department of the State of New York on the 13th day of June, 1947.

3.     The text of the Certificate of Incorporation is hereby amended and restated to effect one or more of the amendments or changes authorized by Section 803 and 807 of the Business Corporation Law of the State of New York, and the amendments affected by this Restated Certificate of Incorporation are as follows:

Article SECOND of the Certificate of Incorporation relating to the purpose or purposes for which this Corporation is formed is deleted in its entirety and amended to read as follows:

SECOND:  The Corporation is formed to engage in any lawful act or activity for which corporations may be organized under the Business Corporation Law of the State of New York, provided that the corporation is not formed to engage in any act or activity which requires the consent or approval of any state official, department, board, agency or other body without such consent or approval first being obtained.

Article THIRD of the Certificate of Incorporation has been deleted in its entirety and amended to read as follows:

THIRD:  (A) The aggregate number of shares which the Corporation shall have authority to issue is 42,000,000 shares, of which 40,000,000 shares shall be Common Stock, par value $.01 per share, and 2,000,000 shares shall be Preferred Stock, par value $2.50 per share, issuable in a series.

(B) Subject to limitations prescribed by law, the Board is authorized to provide for the issuance of shares of the Preferred Stock in one or more series, to establish the number of shares in each series, to fix the designation, relative rights, preferences and limitations of the shares of each such series and to cause to be filed in the Department of State of the State of New York, such certificates as may be required in connection therewith by the Business Corporation Law of the State of New York.

A new Article FOURTH has been inserted to identify the county in which the office of the Corporation is to be located and reads as follows:

FOURTH:  The county, within this state, in which the office of the corporation is to be located is Nassau County.

Article FOURTH relating to the office of the Corporation has been renumbered as Article FIFTH and amended to indicate the current address of the office of the Corporation and reads as follows:

FIFTH:  The Secretary of State of the State of New York is hereby designated as the agent of the Corporation upon whom process in any action or proceeding may be served; the office of the Corporation shall be located in the 4 Tri Harbor Court, Port Washington, New York 11050; and the address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation served upon him or her as agent of the Corporation is 4 Tri Harbor Court, Port Washington, New York 11050.

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Article FIFTH relating to the duration of the Corporation has been deleted in its entirety.

Article SIXTH has been deleted in its entirety and amended to read as follows:

SIXTH:  Subject always to the Bylaws made by the stockholders, the Board may make Bylaws and from time to time may alter, amend or repeal any Bylaws, but any Bylaws made the Board may be altered or repealed by the stockholders.  The number of directors of the Corporation shall be such as from time to time shall be fixed by the Bylaws of the Corporation, but shall not be less than three or greater than nine.

Article SEVENTH has been deleted in its entirety.

A new Article SEVENTH has been added and reads as follows:

SEVENTH:  The Corporation shall indemnify to the fullest extent permitted by the Business Corporation Law of the State New York any person made, or threatened to be made, a party to an action or proceeding, whether civil or criminal, including an action by or in the right of the Corporation or any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorney’s fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein; provided, however, that this indemnification shall not be deemed exclusive of any other rights to which a director or officer seeking indemnification or advancement of expenses may be entitled, whether provided by law or contained in the Certificate of Incorporation or Bylaws, or a resolution of shareholders, a resolution of the Board, or an agreement provided for such indemnification. The Corporation shall have the power to purchase and maintain insurance to cover (i) directors, officers, employees, agents, attorneys, trustees and other representatives and (ii) the Corporation for any obligation relating to indemnification. The intent of the foregoing indemnification provisions is both to confirm and to expand upon the indemnification provided by the Business Corporation Law of the State of New York as from time to time amended so as to maintain and continue to attract persons of high quality to serve the Corporation as officers, directors, employees, agents or in similar capacities.

Article EIGHTH has been deleted in its entirety.

A new Article EIGHTH has been added and reads as follow:

EIGHTH:  To the fullest extent permitted by the Business Corporation Law of the State of New York as presently in effect or hereafter amended, a director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for any breach of duty as a director.  If the Business Corporation Law of the State of New York is amended after approval by the shareholders of this Article to authorize corporate action further eliminating or limiting the personal liability of the directors, then the liability of a director of the Corporation shall be, without further corporate action, eliminated or limited to the fullest extent permitted by the Business Corporation Law of the State of New York, as so amended.  No repeal or modification of this Article shall adversely affect any right or protection of a director of the Corporation existing at the date of such repeal or modification or create any liability or adversely effect such right or protection with respect to any act or omission occurring prior to such repeal or modification.

A new Article NINTH has been added and reads as follows:

NINTH:  No holder of any shares of any class shall have any preemptive right to purchase any other shares or securities of any class which may at any time be sold or offered by the Corporation.

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4.     The Certificate of Incorporation is amended to update the numbering of the paragraphs of the Certificate of Incorporation in connection with the foregoing amendments.

5.     This amendment and restatement of the Certificate of Incorporation of the Corporation was authorized by the Board of the Corporation and by the vote of a majority of holders of all of the outstanding shares of the Corporation entitled to vote thereon in accordance with Section 803 and 807 of the Business Corporation Law of the State of New York.

6.     To effect the foregoing amendments, the Certificate of Incorporation, as amended, is hereby restated as amended in its entirety to read as follows:

FIRST:  The name of the corporation is ACETO CORPORATION.

SECOND:  The Corporation is formed to engage in any lawful act or activity for which corporations may be organized under the Business Corporation Law of the State of New York, provided that the corporation is not formed to engage in any act or activity which requires the consent or approval of any state official, department, board, agency or other body without such consent or approval first being obtained.

THIRD:  (A) The aggregate number of shares which the Corporation shall have authority to issue is 42,000,000 shares, of which 40,000,000 shares shall be Common Stock, par value $.01 per share, and 2,000,000 shares shall be Preferred Stock, par value $2.50 per share, issuable in a series.

(B) Subject to limitations prescribed by law, the Board is authorized to provide for the issuance of shares of the Preferred Stock in one or more series, to establish the number of shares in each series, to fix the designation, relative rights, preferences and limitations of the shares of each such series and to cause to be filed in the Department of State of the State of New York, such certificates as may be required in connection therewith by the Business Corporation Law of the State of New York.

FOURTH:  The county, within this state, in which the office of the corporation is to be located is Nassau County.

FIFTH:  The Secretary of State of the State of New York is hereby designated as the agent of the Corporation upon whom process in any action or proceeding may be served; the office of the Corporation shall be located in the 4 Tri Harbor Court, Port Washington, New York 11050; and the address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation served upon him or her as agent of the Corporation is 4 Tri Harbor Court, Port Washington, New York 11050.

SIXTH:  Subject always to the Bylaws made by the stockholders, the Board may make Bylaws and from time to time may alter, amend or repeal any Bylaws, but any Bylaws made the Board may be altered or repealed by the stockholders.  The number of directors of the Corporation shall be such as from time to time shall be fixed by the Bylaws of the Corporation, but shall not be less than three or greater than nine.

SEVENTH:  The Corporation shall indemnify to the fullest extent permitted by the Business Corporation Law of the State New York any person made, or threatened to be made, a party to an action or proceeding, whether civil or criminal, including an action by or in the right of the Corporation or any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorney’s fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein; provided, however, that this indemnification shall not be deemed exclusive of any other rights to which a director or officer seeking indemnification or advancement of expenses may be entitled, whether provided by law or contained in the Certificate of Incorporation or Bylaws, or a resolution of shareholders, a resolution of the Board, or an agreement provided for such indemnification. The Corporation shall have the power to purchase and maintain insurance to cover (i) directors, officers, employees, agents, attorneys, trustees and other representatives and (ii) the Corporation for any obligation relating to indemnification. The intent of the foregoing indemnification provisions is both to confirm and to expand upon the indemnification provided by the Business Corporation Law of the State of New York as from time to time amended so as to maintain and continue to attract persons of high quality to serve the Corporation as officers, directors, employees, agents or in similar capacities.

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EIGHTH:  To the fullest extent permitted by the Business Corporation Law of the State of New York as presently in effect or hereafter amended, a director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for any breach of duty as a director. If the Business Corporation Law of the State of New York is amended after approval by the shareholders of this Article to authorize corporate action further eliminating or limiting the personal liability of the directors, then the liability of a director of the Corporation shall be, without further corporate action, eliminated or limited to the fullest extent permitted by the Business Corporation Law of the State of New York, as so amended. No repeal or modification of this Article shall adversely affect any right or protection of a director of the Corporation existing at the date of such repeal or modification or create any liability or adversely effect such right or protection with respect to any act or omission occurring prior to such repeal or modification.

NINTH:  No holder of any shares of any class shall have any preemptive right to purchase any other shares or securities of any class which may at any time be sold or offered by the Corporation.

[Signature Page Follows]

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IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been duly executed and delivered by the undersigned authorized officer of the Corporation on the ___ day of ___________, 2013.

ACETO CORPORATION

Name:	Salvatore Guccione
Title:	President and Chief Executive Officer

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ACETO CORPORATION 4 TRI HARBOR COURT PORT WASHINGTON, NY 11050
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
			☐	☐	☐
1.	Election of Directors
Nominees

01 Albert L. Eilender 02 Salvatore Guccione 03 Hans C. Noetzli 04 William N. Britton 05 Richard P. Randall
06 Natasha Giordano 07 Alan G. Levin

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.								For	Against	Abstain

2	Advisory Vote to Approve Named Executive Officer Compensation.							☐	☐	☐

3	Approval of the Restated Certificate of Incorporation of Aceto Corporation.							☐	☐	☐

4	Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014.							☐	☐	☐

NOTE: In their discretion to transact any other business that may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here.					☐
(see reverse for instructions)			Yes	No

Please indicate if you plan to attend this meeting			☐	☐

Please sign exactly as your name appears on this proxy. If shares are held jointly, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Proxies executed by a corporation must be signed with the full corporate name by a duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Shareholder Letter, Form 10-K, and Supplemental Proxy Material is/are available at www.proxyvote.com.

ACETO CORPORATION ANNUAL MEETING OF SHAREHOLDERS THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all previous proxies, hereby constitutes and appoints Salvatore Guccione and Douglas Roth, and each of them, proxies with full power of substitution to vote for the undersigned all shares of Aceto Corporation’s Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on December 5, 2013 at the Company’s offices, 4 Tri Harbor Court, Port Washington, New York, at 10:00 a.m., Eastern Standard Time, and at any adjournment thereof, upon the matters described in the Proxy Statement and Supplemental Proxy Material and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or refrain from voting as checked on the reverse side upon the matters listed on the reverse side, and otherwise in their discretion.

PLEASE INDICATE HOW YOUR SHARES ARE TO BE VOTED. IF NO SPECIFIC VOTING INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” IN ITEM 1 AND VOTE “FOR” IN ITEMS 2, 3, AND 4.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side